SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2005


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2005


                             Payment Date: 09/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        68,368,996.05    5.407983%     1,703,240.73    308,115.29    2,011,356.02       0.00       0.00
                        2A1       303,415,582.40    5.436465%     4,814,987.59  1,374,590.15    6,189,577.74       0.00       0.00
                        2A2        44,402,541.01    5.436465%       704,636.47    201,160.72      905,797.19       0.00       0.00
                        3A1       102,852,352.90    5.526725%     5,270,799.75    473,697.24    5,744,496.99       0.00       0.00
                        3A2         4,571,705.86    5.526725%       234,282.89     21,055.47      255,338.36       0.00       0.00
                        3IO       107,424,058.70    0.228000%             0.00     20,410.57       20,410.57       0.00       0.00
                        B1         14,946,534.42    5.498703%         2,282.50     68,488.79       70,771.29       0.00       0.00
                        B2          6,897,939.10    5.498703%         1,053.39     31,608.10       32,661.49       0.00       0.00
                        B3          4,023,797.81    5.498703%           614.48     18,438.06       19,052.54       0.00       0.00
                        B4          3,449,969.25    5.498703%           526.85     15,808.63       16,335.48       0.00       0.00
                        B5          3,161,055.58    5.498703%           482.73     14,484.75       14,967.48       0.00       0.00
                        B6          2,012,674.40    5.498703%           307.36      9,222.58        9,529.94       0.00       0.00
Residual                1AR                 0.00    5.407983%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        558,103,148.77     -           12,733,214.74  2,557,080.35   15,290,295.09     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        66,665,755.32              0.00
                                2A1       298,600,594.80              0.00
                                2A2        43,697,904.54              0.00
                                3A1        97,581,553.15              0.00
                                3A2         4,337,422.97              0.00
                                3IO       107,424,058.70              0.00
                                B1         14,944,251.92              0.00
                                B2          6,896,885.71              0.00
                                B3          4,023,183.33              0.00
                                B4          3,449,442.40              0.00
                                B5          3,160,572.85              0.00
                                B6          2,012,367.04              0.00
Residual                        1AR                 0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        545,369,934.02     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    68,368,996.05     5.407983% 32051GPW9    24.157730      4.370120    945.546491
                           2A1   303,415,582.40     5.436465% 32051GPY5    15.417729      4.401477    956.127706
                           2A2    44,402,541.01     5.436465% 32051GPZ2    15.417729      4.401477    956.127706
                           3A1   102,852,352.90     5.526725% 32051GQA6    49.146819      4.416922    909.885247
                           3A2     4,571,705.86     5.526725% 32051GQB4    49.146820      4.416922    909.885246
                           3IO   107,424,058.70     0.228000% 32051GQC2     0.000000      0.182216    959.032065
                           B1     14,946,534.42     5.498703% 32051GQD0     0.152665      4.580884    999.548654
                           B2      6,897,939.10     5.498703% 32051GQE8     0.152665      4.580884    999.548654
                           B3      4,023,797.81     5.498703% 32051GQF5     0.152666      4.580884    999.548654
                           B4      3,449,969.25     5.498703% 32051GQG3     0.152666      4.580884    999.548652
                           B5      3,161,055.58     5.498703% 32051GQH1     0.152666      4.580884    999.548655
                           B6      2,012,674.40     5.498703% 32051GQJ7     0.152667      4.580884    999.548654
Residual                   1AR             0.00     5.407983% 32051GPX7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     558,103,148.77       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        71,164,940.35   365,138,969.85   109,066,023.77
Loan count                    287             1852              201
Avg loan rate           5.782983%        5.811465%        6.129725%
Prepay amount        1,693,127.80     5,594,827.64     5,493,089.43

                          Total
                          -----
Prin balance       545,369,933.97
Loan count                   2340
Avg loan rate                5.87
Prepay amount       12,781,044.87

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        22,528.62       114,596.46        35,421.81
Sub servicer fees            0.00             0.00             0.00
Trustee fees               242.90         1,235.54           381.91


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees       172,546.89
Sub servicer fees            0.00
Trustee fees             1,860.34


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,500,124.76     7,617,133.66     2,383,249.09
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               11,500,507.51
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            558,103,148.77
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          22                 5,747,791.57
60 to 89 days                           1                   231,000.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                23                 5,978,791.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           15,290,295.09         15,290,295.09
Principal remittance amount           12,733,214.74         12,733,214.74
Interest remittance amount             2,557,080.35          2,557,080.35